Note Loans (Acquired Loans Accounted for Under ASC Subtopic 310-20) (Detail) - FDIC Assisted Partial Acquisition Of Doral Bank - ASC Subtopic 310-20 $ in Thousands	Feb. 27, 2015 USD ($)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Fair value of loans accounted under ASC Subtopic 310-20	$ 1,178,543
Gross contractual amounts receivable (principal and interest)	1,666,695
Estimate of contractual cash flows not expected to be collected	$ 34,646